SUPPLEMENT TO THE PROSPECTUSES

OF

WELLS FARGO ADVANTAGE INCOME FUNDS

For the Wells Fargo Advantage High Yield Bond Fund

  (the “Fund” )

The following is added in the sections entitled "Principal Investment Strategies" contained in both the Fund Summaries and The Funds sections:

Effective February 1, 2014, the following bullet is added to the list of bullets at the beginning of the section.

Up to 10% of the Fund’s total assets in equity securities, including common and preferred stocks.

In addition, the following is added to the end of the first paragraph:

We may invest up to 10% of the Fund’s total assets in equity securities, including common and preferred stocks.  For equity securities, we seek out dividend yielding securities of companies that we believe have strong fundamental attributes.  We may invest in equity securities of companies of any size.

November 20, 2013                                                                                                                                                   IFR113/P1001SP